EXHIBIT 10

                          AGREEMENT AND PLAN OF MERGER


                  This AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of November 13, 2001, is made by and between TPG Wafer Holdings LLC, a Delaware limited liability company ("Holdings") and MEMC Electronic Materials, Inc., a Delaware corporation (the "Company").

                  WHEREAS, Holdings is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware;

                  WHEREAS, the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  WHEREAS, it has been proposed that Holdings be merged with and into the Company (the "Merger") on the terms and subject to the conditions of this Agreement; and

                  WHEREAS, the Board of Directors of the Company and the members of Holdings have determined that it is advisable and in the best interests of each of such companies that Holdings merge into the Company under and pursuant to the laws of Delaware and upon the terms and subject to the conditions provided in this Agreement and have by resolutions duly adopted, approved this Agreement and directed that this Agreement and the transactions contemplated hereby be submitted to a vote of their respective stockholders or members and executed by their respective officers.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                                  I. THE MERGER

                  1.1.  The Merger.

                  (a) Upon the terms and subject to the conditions of this Agreement, Holdings shall be merged with and into the Company in accordance with the laws of the State of Delaware, with the Company continuing in existence as the surviving corporation (the "Surviving Corporation"), and the separate existence of Holdings shall cease.

                  (b) The Merger shall become effective (the "Effective Time") when the following actions shall have been completed:

                      (i) this Agreement and the Merger shall have been adopted and approved by the stockholders of the Company and the members of Holdings in accordance with the relevant provisions of the Delaware General Corporation Law (the "DGCL") and the Delaware Limited Liability Company Act (the "DLLCA"), as applicable;

                      (ii) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied;

                      (iii) the parties hereto shall have filed (the "Filing") with the Secretary of State of Delaware a certificate of merger (the "Certificate of Merger"), in such form as is required by, and executed in accordance with the relevant provisions of, the DGCL and the DLLCA.

                  The parties hereto agree that such Filing shall occur as soon as practicable after all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied.

                  1.2. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL and the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and Holdings shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Company and Holdings shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

                  1.3.  Certificate of Incorporation; Bylaws.

                  (a) At the Effective Time, the Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation.

                  (b) At the Effective Time, the Bylaws of the Company as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by law, the Certificate of Incorporation of the Company and such Bylaws.

                  1.4. Directors and Officers. The directors of the Company immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation in each case until their respective successors are duly elected or appointed and qualified.

                  1.5. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of either the Company, Holdings or the holders of any of the following securities:

                  (a) Each share of common stock, par value $0.01 per share, of the Company ("Company Shares") owned by Holdings immediately prior to the Effective Time ("Held Shares"), shall be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto.

                  (b) Each share of Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of the Company ("Company Preferred Stock") owned by Holdings immediately prior to the Effective Time ("Held Preferred Shares"), shall be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto.

                  (c) Each warrant certificate owned by Holdings immediately prior to the Effective Time evidencing warrants to purchase Company Shares ("Held Warrants") shall be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto.

                  (d) Any debt or other obligations of the Company or any of its subsidiaries held by Holdings immediately prior to the Effective Time shall be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto.

                  (e) The limited liability company membership interests of Holdings ("LLC Interests") outstanding immediately prior to the Effective Time shall be converted into and exchanged for, in the aggregate, the following:

                      (i) a number of validly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share, of the Surviving Corporation ("Surviving Corporation Shares") equal to the number of Held Shares then held by Holdings; plus

                      (ii) a number of validly issued, fully paid and nonassessable shares of Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of the Surviving Corporation, having the same terms and conditions as those set forth in the Certificate of Designations for the Company Preferred Stock immediately prior to the Effective Time, equal to the number of Held Preferred Shares then held by Holdings; plus

                      (iii) a number of validly issued, fully paid and nonassessable warrants to purchase Surviving Corporation Shares of the Surviving Corporation, having the same terms and conditions as those set forth in the warrant certificates evidencing the Held Warrants immediately prior to the Effective Time, equal to the number of Held Warrants then held by Holdings; plus

                      (iv) a number of validly issued, fully paid and nonassessable Surviving Corporation Shares having a Fair Market Value equal to the aggregate principal of and accrued but unpaid interest on any debt or other obligations of the Company or any of its subsidiaries held by Holdings immediately prior to the Effective Time (each of clauses (i)-(iv), the "Merger Consideration").

                      For purposes of this Agreement, the "Fair Market Value" of a Surviving Corporation Share shall mean the average of the per share Closing Prices for Company Shares (rounded to the nearest ten thousandth and rounded up in the case of five one-hundred thousandths) for the ten Trading Days ending on the Trading Day which is five days prior to the Effective Time.

                      "Closing Price" with respect to a Company Share on any day means the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities listed on the NYSE or, if the Company Shares are not listed on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Company Shares are listed or admitted to trading or, if the Company Shares are not listed on the NYSE and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the Company Shares are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors of the Company in good faith making a market in the Company Shares. If the Company Shares are not publicly held, or so listed, quoted or publicly traded, the "Closing Price" means the fair market value of a Company Share, as determined in good faith by the Board of Directors of the Company.

                      "Trading Day" means any day on which the NYSE is open for trading, or if the Company Shares are not listed on the NYSE any day on which the principal national securities exchange or national quotation system on which the Company Shares are listed, admitted to trading or quoted is open for trading, or if the Company Shares are not so listed, admitted to trading or quoted, any Business Day.

                      "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (f) The Merger Consideration shall be apportioned to each holder of an LLC Interest in accordance with their respective Membership Interests as set forth in the limited liability company operating agreement of Holdings as in effect immediately prior to the Effective Time.

                  1.6. Fractional Shares. No certificates or scrip of Surviving Corporation Shares representing fractional Surviving Corporation Shares or book-entry credit of the same shall be issued upon the surrender for exchange of LLC Interests in the Merger and such fractional Surviving Corporation Share interests will not entitle the owner thereof to vote or to have any rights of a holder of Surviving Corporation Shares. Notwithstanding any other provision of this Agreement, each holder of an LLC Interest exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a Surviving Corporation Share (after taking into account all Surviving Corporation Shares of such holder converted in the Merger) shall receive, in lieu thereof, cash (in U.S. dollars), without interest, in an amount equal to the product of (x) such fractional part of a Surviving Corporation Share multiplied by (y) the Fair Market Value.

                       II. REPRESENTATIONS AND WARRANTIES
                                 OF HOLDINGS LLC

                  Holdings represents and warrants to the Company that:

                  2.1. Due Organization. Holdings is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to own, operate and lease its properties and to carry on its businesses as they are being conducted on the date of this Agreement.

                  2.2.  Execution and Delivery of Agreement; Enforceability.

                  (a) Holdings has all requisite limited liability company power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Holdings of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action.

                  (b) This Agreement has been duly executed and delivered by Holdings and, assuming this Agreement constitutes a legal, valid and binding obligation of the Company, constitutes the legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and, as to enforceability, to general principles of equity.

                  2.3. No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not contravene
(a) the certificate of formation or the limited liability company operating agreement of Holdings, (b) any contractual restriction binding on or affecting Holdings or (c) any judgment, order, decree, law, rule or regulation applicable to Holdings.

                       III. REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

                  The Company represents and warrants to Holdings that:

                  3.1. Due Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its businesses as they are being conducted on the date of this Agreement.

                  3.2.  Execution and Delivery of Agreement; Enforceability.

                  (a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action.

                  (b) This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes a legal, valid and binding obligation of Holdings, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and, as to enforceability, to general principles of equity.

                  3.3. No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not contravene
(a) the charter or Bylaws of the Company, (b) any contractual restriction binding on or affecting the Company or (c) any judgment, order, decree, law, rule or regulation applicable to the Company.

                  3.4. State Takeover Statutes. The Board of Directors of the Company has taken action under the provisions of Section 203 of the DGCL such that Section 203 of the DGCL does not apply to the Merger. No other state takeover statute is applicable to the Merger.

                                 IV. CONDITIONS

                  The obligations of the Company and Holdings to consummate the Merger are subject to the satisfaction of the following conditions:

                  4.1.  Authorization.

                  (a) The Merger shall have been approved by the stockholders of the Company in accordance with the provisions of the DGCL.

                  (b) The Merger shall have been approved by the members of Holdings in accordance with the provisions of the DLLCA, and for the avoidance of doubt, the members of Holdings shall have full discretion as to the timing of such approval.

                  4.2. Consents and Approvals. All authorizations, consents and approvals (contractual or otherwise) of any federal, state, local or foreign government agency, regulatory body or official or any person (other than the Company or Holdings and their respective stockholders or members) necessary for the valid consummation of the Merger in accordance with the terms and conditions of this Agreement shall have been obtained and shall be in full force and effect.

                                V. MISCELLANEOUS

                  5.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and to be performed wholly within the State of Delaware.

                  5.2. Amendment. At any time prior to the Effective Time, the members of Holdings and the Board of Directors of the Company may amend, modify or supplement this Agreement in such manner as they jointly may determine to the fullest extent permitted by applicable law.

                  5.3. Further Assurances. Prior to the Effective Time, Holdings and the Company shall take all such action (including, without limitation, obtaining the approval of this Agreement and the Merger by the members of Holdings and the stockholders of the Company) as shall be necessary or appropriate in order to effectuate the Merger. However, nothing in this Section shall limit the discretion of the members of Holdings as to the timing of their approval pursuant to Section 4.1(b) above.

                  5.4. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the date first written above.

                                          TPG WAFER HOLDINGS LLC,
                                          a Delaware limited liability company


                                          By:  /s/ Richard A. Ekleberry
                                              ---------------------------------
                                          Name: Richard A. Ekleberry
                                          Title: Vice President




                                          MEMC ELECTRONIC MATERIALS, INC.,
                                          a Delaware corporation



                                          By:  /s/ James M. Stolze
                                              ---------------------------------
                                          Name: James M. Stolze
                                          Title: Executive Vice President
                                                 Chief Financial Officer